UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

EXPLANATORY NOTE

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Ashford Inc. (the “Company”) filed with the Securities and Exchange Commission on March 7, 2018 (the “Original Filing”), and is being filed in order to amend and update Item 1.01 of the Original Filing solely for the purpose of disclosing the Company’s entrance into a Fifth Amendment to the Credit Agreement described in the Original Filing.

Except for the information reflected in this Amendment, this Amendment does not amend or update any other information contained in the Original Filing or purport to provide an update or discussion of any other developments at the Company subsequent to the filing date of the Original Filing. This Amendment should be read in conjunction with the Original Filing.

Item 1.01	Entry into a Material Definitive Agreement.

On March 1, 2018, the Company entered into that certain Credit Agreement (as amended on March 21, 2018, and as further amended on June 26, 2018, March 26, 2019 and March 19, 2020, the “Credit Agreement”), by and among, the Company, Ashford Hospitality Holdings LLC, a subsidiary of the Company (“Borrower”), and Bank of America, N.A., as administrative agent and the other financial institutions party thereto (collectively, “Lender”).

Effective June 23, 2020, the Company amended the Credit Agreement pursuant to a Fifth Amendment to the Credit Agreement, by and among Borrower, the Company and Lender (the “Fifth Amendment”). The Fifth Amendment (a) establishes a 0.50% LIBOR floor, (b) eliminates the consolidated net worth financial covenant, and (c) waives the violation of the consolidated net worth financial covenant that occurred on March 31, 2020.

This description of the Fifth Amendment does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.4 to this Current Report on Form 8-K/A, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

As previously disclosed on our Current Report on Form 8-K filed on March 16, 2020, the Company paid 50% of the preferred dividend payment on its Series D Convertible Preferred Stock for the first quarter of 2020. As previously disclosed in our Form 10-Q filed on June 25, 2020, the independent members of the Company’s Board of Directors (the “Board”) declared on June 24, 2020 that the Company will pay the remaining 50% of the preferred dividend payment, plus accrued interest, which is due with respect to its Series D Convertible Preferred Stock for the first quarter ending March 31, 2020. The independent members of the Board also decided that no dividend will be paid with respect to its Series D Convertible Preferred Stock for the second quarter ending June 30, 2020.

The information furnished pursuant to this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor for Forward-Looking Statements

Certain statements and assumptions in this Current Report on Form 8-K/A contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: the impact of COVID-19 on our business; our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this Current Report are only made as of the date of this Current Report. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Credit Agreement, dated as of March 1, 2018, by and among Ashford Hospitality Holdings LLC, Ashford Inc., Bank of America, N.A. and the other lenders party thereto (incorporated by reference to Exhibit 10.1 of Form 8-K, filed on March 7, 2018) (File No. 001-36400)

10.2	First Amendment to Credit Agreement, dated as of March 21, 2018, effective as of March 1, 2018, by and among Ashford Hospitality Holdings LLC, Ashford Inc., Bank of America, N.A. and the other lenders party thereto (incorporated by reference to Exhibit 99.1 of Form 8-K filed on March 26, 2018) (File No. 001-36400)

10.3	Term Loan Agreement, dated as of March 19, 2020, by and among Ashford Hospitality Holdings LLC, Ashford Inc., Bank of America, N.A. and the other lenders party thereto (incorporated by reference to Exhibit 10.1 of Form 8-K filed on March 20, 2020) (File No. 001-36400)

10.4	Fifth Amendment to Credit Agreement, dated as of June 23, 2020, by and among Ashford Hospitality Holdings LLC, Ashford Inc., Bank of America, N.A. and the other lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary

Date: June 29, 2020

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